Tactical Advantage ETF

Schedule of Investments

as of December 31, 2023 (Unaudited)

EXCHANGE TRADED FUNDS - 96.8%	Shares	Value
ARK Innovation ETF	35,476	$1,857,878
Energy Select Sector SPDR Fund	13,938	1,168,562
Global X US Infrastructure Development ETF	49,126	1,692,882
Invesco S&P 500 High Beta ETF	8,895	732,948
Invesco Variable Rate Preferred ETF	68,656	1,584,580
iShares 20+ Year Treasury Bond ETF	4,868	481,348
iShares Semiconductor ETF	3,017	1,738,094
iShares U.S. Home Construction ETF	10,097	1,027,168
SPDR Portfolio S&P 500 Growth ETF	25,920	1,686,355
SPDR Portfolio S&P 600 Small Cap ETF	16,976	716,048
SPDR S&P Health Care Equipment ETF	20,987	1,768,365
Technology Select Sector SPDR Fund	8,432	1,622,991
Vanguard Financials ETF	18,397	1,697,308
Vanguard Health Care ETF	6,556	1,643,589
Vanguard Industrial ETF	7,616	1,678,795
Vanguard Mid-Cap Value ETF	11,434	1,658,044
TOTAL EXCHANGE TRADED FUNDS (Cost $20,919,435)		22,754,955

SHORT-TERM INVESTMENTS - 3.2%
Money Market Funds - 3.2%
First American Government Obligations Fund - Class X, 5.25%(a)	761,240	761,240
TOTAL SHORT-TERM INVESTMENTS (Cost $761,240)		761,240

TOTAL INVESTMENTS - 100.0% (Cost $21,680,675)		$23,516,195
Liabilities in Excess of Other Assets - 0.0%(b)		(587)
TOTAL NET ASSETS - 100.0%		$23,515,608

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at December 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Tactical Advantage ETF

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$22,754,955	$—	$—	$22,754,955
Money Market Funds	761,240	—	—	761,240
Total Investments	$23,516,195	$—	$—	$23,516,195